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        As filed with the Securities and Exchange Commission on August 10, 1998.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                        AUGUST 10, 1998 (AUGUST 5, 1998)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)



        NEW JERSEY                      0-19312                  22-2822175
(State of other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.      Other Events.............................................. 3

Item 7.      Financial Statements and Exhibits......................... 4

Signature    .......................................................... 5

                                       2
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          ITEM 5.   OTHER EVENTS.

          On June 11, 1998, BCC Acquisition I LLC, a Delaware limited liability company ("BCC") formed between Bay City Capital Fund I, L.P., an affiliate of Bay City Capital LLC, and various affiliates of BCC, made an offer (the "Offer") to former shareholders (the "Holders") of GenPharm International, Inc. ("GenPharm"), to purchase the contingent payment rights (the "Rights") of such Holders to receive the remainder of the merger consideration ($44,412,500) payable by Medarex, Inc., a New Jersey corporation ("Medarex"), in connection with Medarex's acquisition of GenPharm in October 1997. Under the terms of the Offer, BCC would purchase any or all of the Rights from the Holders at a 20% discount from the face value of the Rights. The Offer was contingent on at least $22,206,250 (or 50%) of the Rights being tendered for purchase. The complete terms and conditions of the Offer are set forth in the Offer to Purchase attached as Exhibit A to the Rights Exchange Agreement dated June 10, 1998 (the "Rights Exchange Agreement"), between Medarex and BCC. The Rights Exchange Agreement was filed with the Securities and Exchange Commission as
Exhibit 10.81 to Medarex's Current Report on Form 8-K dated June 12, 1998.

          On August 5, 1998, Medarex and BCC announced that on August 4, 1998,
(i) Rights to receive $25,122,670 of shares of Medarex common stock had been validly tendered and purchased by BCC, and BCC had exchanged such Rights for 3,721,877 shares of Medarex common stock plus warrants to purchase approximately 454,796 shares, exercisable at $10 per share over a seven year term, such purchase representing 15.8% of Medarex's shares in the aggregate, assuming exercise of the warrants in full, and (ii) Fred Craves, Ph.D., a principal of Bay City Capital LLC, had joined the Medarex Board of Directors.

          The press release with respect to these announcements is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent Medarex's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties regarding the consummation of the Offer and the transactions contemplated by the Rights Exchange Agreement, receipt of future payments, the continuation of business partnerships, development of new business opportunities and other risks that may be detailed from time to time in Medarex's periodic reports and registration statements filed with the Securities and Exchange Commission.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------


99.1           Press release dated August 5, 1998.

                                       3
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


   Date:   August 10, 1998                By: /s/ Donald L. Drakeman
                                              ------------------------
                                              Donald L. Drakeman
                                              President and
                                              Chief Executive Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                          Page
Number                 Description              Number
------                 -----------              ------

99.1       Press release dated August 5, 1998.

                                       5